SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 6, 1996




     PLAYNET TECHNOLOGIES, INC. (formerly Aristo International Corporation)
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                    ----------------------------------------
                    (State of jurisdiction of incorporation)


          0-25296                                    11-2706304
    ---------------------                 ---------------------------------
    (Commission File No.)                 (IRS Employer Identification No.)


            152 West 57th Street, New York, NY            10019
            ------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)


                                  212-586-2400
          -------------------------------------------------------------
               (Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

           On November 6, 1996, the Registrant, upon the filing of a Certificate of Amendment to its Restated and Amended Certificate of Incorporation with the Secretary of State of the State of Delaware, (i) changed its name to "PlayNet Technologies, Inc." and (ii) increased the total number of shares of all classes of stock which the Registrant has the authority to issue to 40,000,000, of which 1,000,000 is Preferred Stock, par value $.001 per share, and 39,000,000 is Common Stock, par value $.001 per share.




                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PLAYNET TECHNOLOGIES, INC.


                                             /s/ Glenn P. Sblendorio
                                             -------------------------------
                                             Glenn P. Sblendorio
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer


Date: November 13, 1996




                                       -2-